Prospectus Supplement	October 9, 2012

Putnam Global Income Trust Prospectus dated February 29, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Kevin Murphy and Michael Salm.

Additional information regarding Messrs. Kohli, Atkin, Murphy and Salm, including their business experience during the past five years, is set forth in the prospectus.

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